                                                   Registration No.




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933



                               THE TIMKEN COMPANY
             (Exact name of registrant as specified in its charter)

         Ohio                                                  34-0577130
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798
           (Address of principal executive offices including zip code)

             THE TIMKEN COMPANY - LATROBE STEEL COMPANY AMENDED AND
                  RESTATED SAVINGS AND INVESTMENT PENSION PLAN
                            (Full title of the plan)

                                 Larry R. Brown
                       Vice President and General Counsel
                            1835 Dueber Avenue, S.W.
                             Canton, Ohio 44706-2798
                     (Name and address of agent for service)

                                 (330) 438-3000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

================================================================================================================================
Title of securities to        Amount to be            Proposed maximum            Proposed maximum             Amount of
   be registered(1)            registered         offering price per share    aggregate offering price      registration fee
--------------------------------------------------------------------------------------------------------------------------------
Common Stock
without par value            625,000 shares              $45.75 (2)                $28,593,750 (2)              $8,664.77
================================================================================================================================

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered pursuant to The Timken Company - Latrobe Steel Company Amended and Restated Savings and Investment Pension Plan.

(2) Pursuant to Rule 457(h) and 457(c) under the Securities Act of 1933, this estimate is made solely for the purpose of calculating the amount of the registration fee and is based on the average of the high and low prices of the Common Stock on the New York Stock Exchange on December 3, 1996.

                                     PART II

         Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 33-50872 on Form S-8 as filed by The Timken Company (the "Registrant") with the Securities and Exchange Commission on August 14, 1992, are incorporated herein by reference.

ITEM 8.  EXHIBITS.

         The following Exhibits are being filed as part of this Registration
Statement:

         4(a) Amended Articles of Incorporation of the Registrant effective April 16, 1996 (filed as Exhibit 4(a) to the Registrant's Form S-8 dated April 16, 1996 (Registration No. 333-02553), and incorporated herein by reference).

         4(b) The Timken Company - Latrobe Steel Company Amended and Restated Savings and Investment Pension Plan.

         5        Opinion of Counsel.

         23(a)    Consent of Independent Auditors.

         23(b)    Consent of Counsel (included in Exhibit 5).

         24       Power of Attorney.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING THIS REGISTRATION STATEMENT ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CANTON, STATE OF OHIO, ON THIS 4th DAY OF DECEMBER 1996.

                                        THE TIMKEN COMPANY



                                        By: /s/ Gene E. Little
                                            ------------------------------------
                                                Gene E. Little
                                                Vice President - Finance

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON DECEMBER 4, 1996.


               Signature                                     Title
               ---------                                     -----
                    *                           Chairman - Board of Directors;
        ------------------------                Director
        W. R. Timken, Jr.

                    *                           President and Chief Executive
        ------------------------                Officer; Director (Principal
        Joseph F. Toot, Jr.                     Executive Officer)

                    *                           Vice President - Finance
        ------------------------                (Principal Financial Officer and
        Gene E. Little                          Principal Accounting Officer)

                    *                           Director
        ------------------------
        J. Clayburn LaForce, Jr.

                    *                           Director
        ------------------------
        Stanley C. Gault

                    *                           Director
        ------------------------
        Jay A. Precourt

                    *                           Director
        ------------------------
        Robert Anderson

                    *                           Director
        ------------------------
        Robert W. Mahoney

                    *                           Director
        ------------------------
        Martin D. Walker

                    *                           Director
        ------------------------
        John M. Timken, Jr.

                    *                           Director
        ------------------------
        Ward J. Timken

                    *                           Director
        ------------------------
        Charles H. West

                    *                           Director
        ------------------------
        Alton W. Whitehouse

* This Registration Statement has been signed on behalf of the above-named directors and officers of the Registrant by Gene E. Little, Vice President - Finance of the Registrant, as attorney-in-fact pursuant to a power of attorney filed with the Securities and Exchange Commission as Exhibit 24 to this Registration Statement.


DATED:   December 4, 1996
                                        By: /s/ Gene E. Little
                                            ------------------------------------
                                                Gene E. Little, Attorney-in-Fact

         The Timken - Latrobe Plan. Pursuant to the requirements of the Securities Act of 1933, The Timken Company - Latrobe Steel Company Amended and Restated Savings and Investment Pension Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Canton, State of Ohio, on this 4th day of December 1996.

                                        THE TIMKEN COMPANY - LATROBE STEEL
                                        COMPANY AMENDED AND RESTATED SAVINGS AND
                                        INVESTMENT PENSION PLAN




                                        By: /s/ Gene E. Little
                                            ------------------------------------
                                                Gene E. Little
                                                Vice President - Finance

                                  EXHIBIT INDEX




     EXHIBIT
      NUMBER                             EXHIBIT DESCRIPTION
      ------                             -------------------
     4(a)            Amended Articles of Incorporation of the Registrant
                     effective April 16, 1996 (filed as Exhibit 4(a) to the
                     Registrant's Form S-8 dated April 16, 1996, (Registration
                     No. 333-02553), and incorporated herein by reference).

     4(b)            The Timken Company - Latrobe Steel Company Amended and
                     Restated Savings and Investment Pension Plan.

     5               Opinion of Counsel.

     23(a)           Consent of Independent Auditors.

     23(b)           Consent of Counsel (included in Exhibit 5).

     24              Power of Attorney.